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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) March 28, 2002


                               THE PMI GROUP, INC.
             (Exact name of registrant as specified in its charter)


Delaware                             1-13664                       94-3199675
(State of Incorporation)            (Commission File Number)       (I.R.S. Employer Identification No.)

             601 Montgomery Street, San Francisco, California          94111
                    (Address of principal executive offices)         (Zip Code)

Registrant's telephone number including area code:  (415) 788-7878




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         (Former name or former address, if changed since last report.)

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Item 9.  Regulation FD Disclosure

On March 28, 2002, The PMI Group, Inc. announced that primary paid claims for PMI Mortgage Insurance Co. was $8.094 million in January 2002 (representing 371 claims) and $6.009 million in February 2002 (representing 294 claims).

Cautionary Statement: Statements that are not historical facts, and that relate to future plans, events or performance are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to a number of risks and uncertainties that could cause our performance to differ materially from forward-looking statements. Risks and uncertainties that could affect us are discussed in our various Securities and Exchange Commission filings, including our report on Form 10-Q for the period ended September 30, 2001.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     The PMI Group, Inc.
                                                     (Registrant)

March 28, 2002                                       By:   /s/ Brian P. Shea

                                                           Brian P. Shea
                                                           Vice President and
                                                           Controller